UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2012

SHINER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33960	98-0507398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19/F, Didu Building, Pearl River Plaza

No. 2 North Longkun Road

Haikou, Hainan Province

People’s Republic of China 570125

(Address of principal executive offices; zip code)

86-898-68581104

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2012, Mr. Brian Cunat, a director of Shiner International, Inc. (the “Company”) resigned from his position on the Company’s board of directors for personal reasons, effective immediately. Mr. Cunat’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company’s Board of Directors is in the process of vetting suitable candidates to fill the vacancy created due to departure of Mr. Cunat and will announce any such appointment as soon as it is complete.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHINER INTERNATIONAL, INC.

Dated: June 7, 2012	By:	/s/Qingtao Xing
Qingtao Xing
Chairman and Chief Executive Officer